UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 31, 2004

                          Citibank Omni-S Master Trust
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


New York                         000-24776                 Not Applicable
--------------------------------------------------------------------------------
(State or Other            (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)


        c/o Citi Omni-S Finance LLC
        701 East 60th Street, North
        P.O. Box 6034, MC 1251, Room A
        Sioux Falls, South Dakota                               57117
        ----------------------------------------               -------
        (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (605) 331-2671


                                 NOT APPLICABLE
        ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

     Pursuant to the terms of Reassignment No. 10 of Receivables, dated as of October 31, 2004 ("Reassignment No. 10"), by and between Citi Omni-S Finance LLC (the "Seller") and The Bank of New York (as successor trustee to Bank One, National Association (formerly The First National Bank of Chicago)) (the "Trustee") and Section 2.09 of the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling Agreement"), among Citibank (South Dakota), National Association (as successor to Sears, Roebuck and Co.), as Servicer, the Seller (as successor to SRFG, Inc.) and the Trustee, the Seller has caused approximately $5,200,065,728 of receivables to be removed from the Citibank Omni-S Master Trust. The removed receivables relate to approximately 3,243,317 accounts and consist of approximately $5,122,157,052 of principal receivables and approximately $77,908,676 of finance charge receivables. The Seller Interest (as defined in the Pooling Agreement) will be reduced by the amount of the removed principal receivables. Reassignment No. 10 is attached hereto as Exhibit 4.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits:

Exhibit No.    Description
-----------    -----------

    4.1        Reassignment No. 10 of Receivables, dated as of October 31, 2004



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CITIBANK OMNI-S MASTER TRUST
                          (Registrant)

                          By: Citi Omni-S Finance LLC
                              as Seller


                          By:  /s/ Douglas C. Morrison
                              ----------------------------
                                   Douglas C. Morrison
                                   President


Dated:  November 4, 2004



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